                                                               ARTHUR ANDERSEN



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-56790 for Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.




Hartford, Connecticut                                  /s/ Arthur Andersen LLP
September 20, 2000